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                                                               EXHIBIT 10(lxxix)


                                 AMENDMENT NO. 2
                                     TO THE
                      NACCO MATERIALS HANDLING GROUP, INC.
                              UNFUNDED BENEFIT PLAN
              (AS AMENDED AND RESTATED EFFECTIVE SEPTEMBER 1, 2000)

         NACCO Materials Handling Group, Inc. hereby adopts this Amendment No. 2 to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated Effective September 1, 2000) (the "Plan") effective as of July 1, 2001. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    Section 1

         The heading of Section 3.7 of the Plan is hereby amended in its entirety to read as follows:

         "SECTION 3.7. Rules Relating to Deferral Elections/Excess Profit Sharing Payments."

                                    Section 2

         Section 3.7(a)(1) of the Plan is hereby amended in its entirety to read as follows:

         "(i) Selecting a Payment Date. The initial deferral elections made by a Participant under Sections 3.2, 3.3 and 3.5 above shall also contain such Participant's irrevocable election regarding the time of the commencement of payment of the Participant's entire Excess Deferral Sub-Account, Excess 401(k) Sub-Account and LTIP Deferral Sub-Account hereunder. In addition, no later than thirty (30) days after the initial Excess Profit Sharing Contribution is contributed to a Participant's Excess Profit Sharing Sub-Account hereunder, the Participant shall make an irrevocable election regarding the time of the commencement of payment of his entire Excess Profit Sharing Sub-Account.

         (ii) Available Payment Dates. The Participant may elect to commence payment of the Excess Deferral Sub-Account, the Excess 401(k) Sub-Account and the LTIP Deferral Sub-Account, with separate elections being made for each such Sub-Account as soon as practicable following (A) the date on which he ceases to be an Employee of the Controlled Group, (B) the date on which he attains an age specified in the deferral/payment election form or (C) the earlier or later of such dates. The Participant may elect to commence payment of the Excess Profit Sharing Sub-Account (a) as soon as practicable after his termination of employment , or (b) at the same time as he had elected for payment of his Excess 401(k) Sub-Account. Notwithstanding the foregoing, (X) payment of the Participant's Excess Matching Sub-Account shall be made at the same time as the payment of the Participant's Excess 401(k) Sub-Account, (Y) payment of Excess Profit Sharing Benefits shall not occur until the date on which all amounts allocable to the Participant's Excess Profit Sharing Sub-Account for the year of termination of employment have been credited to such Sub-Account, and (Z) a Participant who does not timely and properly file such an election form shall be deemed to have elected to receive his Excess Deferral, Excess 401(k), Excess Matching, Excess Profit Sharing and LTIP Deferral Sub-Accounts as soon as practicable following the date on which the Participant ceases to be an Employee of the Controlled Group.


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         (iii) Special One-Time Election. Notwithstanding the foregoing,
Participants who are actively employed on July 1, 2001 shall be given, for the first and only time, a one-time irrevocable election to determine the payment date of their Excess Profit Sharing Benefits by filing a written election with the Plan Administrator during a 45-day period specified by the Company. A Participant who does not timely and properly file such an election form shall be deemed to have elected to receive his Excess Profit Sharing Benefits as soon as practicable following the later of (A) the date on which he ceases to be an Employee of the Controlled Group or (B) date on which all amounts allocable to the Participant's Excess Profit Sharing Sub-Account for the year of termination of employment have been credited to such Sub-Account."

                                    Section 3

         Section 7.1(a) of the Plan is hereby amended in its entirety to read as follows:

         "(a) Excess Profit Sharing Benefits. The Excess Profit Sharing Benefits payable to a Participant shall be paid (or commence to be paid) to the Participant at the time specified in the election form applicable to the Excess Profit Sharing Sub-Account (as provided in Section 3.7). If a Participant has elected (or is deemed to have elected) to receive his Excess Profit Sharing Benefits upon termination of employment, such Benefits shall automatically be paid in the form of a lump sum payment. If a Participant has elected to receive his Excess Profit Sharing Benefits at the same time as his Excess 401(k) Benefits, his Excess Profit Sharing Benefits shall automatically be paid in the same form as he had elected for his Excess 401(k) Benefits."

                                    Section 4

         Section 7.1(b)(iv) of the Plan is hereby amended by adding the following sentence to the end thereof to read as follows:

         "Notwithstanding the foregoing, the Excess Matching Sub-Account shall automatically be paid in the same form as the Excess 401(k) Sub-Account."

                           EXECUTED this 6th day of August, 2001.



                                            NACCO MATERIALS HANDLING GROUP, INC.



                                            By: /s/ James M. Phillips
                                               ---------------------------------
                                            Title: Vice President-Human
                                                   Resources